EXHIBIT 32.2
                                                                    ------------
                            CERTIFICATION PURSUANT TO
                            -------------------------
                             18 U.S.C. SECTION 1350,
                             -----------------------
                             AS ADOPTED PURSUANT TO
                             ----------------------
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                  ---------------------------------------------

In connection with the Quarterly Report of Western Power & Equipment Corp. & Subsidiary (the "Company") on Form 10-Q for the period ended April 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Mark J. Wright, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     1) The report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                       /s/ Mark J. Wright
                                       -------------------------------------
                                       Name: Mark J. Wright
                                       Chief Financial Officer and Principal
                                       Accounting Officer
                                       Date: June 16, 2008



     A signed original of the written statements required by Section 906 has been provided to Western Power & Equipment Corp. & Subsidiary and will be retained by Western Power & Equipment Corp. and furnished to the Securities and Exchange Commission or its staff upon request.